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                                                                      EXHIBIT 24

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY

          POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT ON FORM S-1

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby constitute and appoint Robert H. Eder, Orville R. Harrold and Heidi J. Eddins, and each of them, with full power of substitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of the undersigned, individually and in each capacity stated below, a Registration Statement on Form S-1 of Providence and Worcester Railroad Company (the "Company") relating to a sale by the Company and certain selling shareholders identified in such Registration Statement of 1,075,000 shares of the Company's common stock, and any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    This Power of Attorney has been signed by the following persons in the capacities and on the date or dates indicated.


Signature                                  Title                    Date
---------                                  -----                    ----


/s/ Robert H. Eder                Chief Executive Officer      January 28, 1998
------------------------------           and Chairman
Robert H. Eder

/s/ Orville R. Harrold            President, Chief Operating   January 28, 1998
------------------------------       Officer and Director
Orville R. Harrold

/s/ Robert J. Easton               Treasurer, Controller and   January 28, 1998
------------------------------             Director
Robert J. Easton

/s/ Frank W. Barrett                       Director            January 28, 1998
------------------------------
Frank W. Barrett

/s/ Philip D. Brown                        Director            January 28, 1998
------------------------------
Philip D. Brown

/s/ John H. Cronin                         Director            January 28, 1998
------------------------------
John H. Cronin

/s/ J. Joseph Garrahy                      Director            January 28, 1998
------------------------------
J. Joseph Garrahy

/s/ John J. Healy                          Director            January 28, 1998
------------------------------
John J. Healy

/s/ William J. LeDoux                      Director            January 28, 1998
------------------------------
William J. LeDoux

/s/ Charles M. McCollam, Jr.               Director            January 28, 1998
------------------------------
Charles M. McCollam, Jr.